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                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C.  20549


                                   FORM 8-K


                                CURRENT REPORT
                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):  DECEMBER 23, 1997
                                                   -----------------



                          MCII HOLDINGS (USA), INC.
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            (Exact name of Registrant as specified in its charter)



  DELAWARE                        333-08871                          86-0830781
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(State or other            (Commission File Number)              (IRS Employer
 jurisdiction of                                                 Identification
 incorporation)                                                      Number)




10 EAST GOLF ROAD, DESPLAINES, ILLINOIS                                60016
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(Address of principal executive offices)                             (Zip Code)



                                (847)299-9900
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(Registrant's telephone number, including area code)


                                     N/A
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        (Former name or former address, if changed since last report)



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                          MCII HOLDINGS (USA), INC.


ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT
-----------------------------------------------------

        On January 12, 1998, MCII Holdings (USA), Inc. (the "Registrant") announced that it had engaged Arthur Andersen LLP as the Registrant's independent accountants to conduct an audit of the Registrant's financial statements for the year ended December 31, 1997.


Item 5. OTHER EVENTS
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        On December 23, 1997, the Registrant and Consorcio G Grupo Dina, S.A.
de C.V. ("Grupo Dina" and, together with the Registrant, the "Issuers") terminated the consent solicitation to holders of the Issuers' Senior Secured Discount Notes due November 15, 2002 (the "Notes") that sought to increase the amount of indebtedness permitted to be incurred under the indenture governing the Notes.




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                                  SIGNATURES



        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.




                                               MCII HOLDINGS (USA), INC.,
                                               a Delaware corporation

                                               By: /s/ Guillermo Kareh Aarun
                                                   ----------------------------

Date: January 19, 1998                         Name:  Guillermo Kareh Aarun

                                               Title: Director, Chief Executive
                                                      Corporate Officer and
                                                      Secretary